                       FIRST SAVINGS AND LOAN ASSOCIATION
                                 OF PENNS GROVE

                       EMPLOYEE STOCK COMPENSATION PROGRAM

         1. Purpose of Program:

         The purpose of the First Savings and Loan Association of Penns Grove Employee Stock Compensation Program (the "Program") contained herein is to provide additional incentive to full-time officers and key employees of First Savings and Loan Association of Penns Grove (the "Association") and each present or future Association subsidiary corporation by encouraging them to invest in shares of Association stock, and thereby to acquire a proprietary interest in the business of the Association and each present or future Association subsidiary corporation and an increased personal interest in its continued success and progress, to the mutual benefit of employees and shareholders.

         2. Aggregate Number of Shares:

         [           ] shares of Association Common Stock (par value $1.00 per
share) shall be the aggregate number of shares which may be issued under this Program. Notwithstanding the foregoing, in the event of any change in the outstanding shares of Association Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion, or what the Compensation Committee, hereinafter referred to, deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Program shall be appropriately adjusted in a manner determined in the sole discretion of the Compensation Committee. Reacquired shares of Association Common Stock as well as unissued shares may be used for the purpose of this Program. Shares of Association Common Stock subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Program.

         3. Class of Employees Eligible to Receive Options:

         All full-time officers and key employees of the Association and of any present or future Association subsidiary corporation who are employed on a full-time basis are eligible to receive an option or options under this Program. The officers and key employees who shall, in fact, receive an option or options shall be selected by the Compensation Committee hereinafter referred to, in its sole discretion, except as otherwise specified in Section 4 hereof.

         4. Administration of Program:

            (a) This Program shall be administered by a Compensation Committee (the "Committee" or "Compensation Committee") appointed by the Association Board of Directors. The Committee shall consist of a minimum of three and a maximum of seven members of the Association Board of Directors, each of whom shall be a "disinterested person" as defined in Rule 16b-3(d)(3) under the Securities Exchange Act of 1934, as amended, of the Securities and Exchange Commission (hereinafter called "SEC") or any future corresponding rule. The Committee shall, in addition to its other authority and subject to the provisions of this Program, have authority in its sole discretion to determine who are the officers and key employees of the Association and each present and future Association subsidiary corporation eligible to receive options under this Program, which officers and key employees shall in fact be granted an option or options, whether the option shall be an incentive stock option or a non-qualified stock option, the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option.

            (b) The Committee shall adopt such rules for the conduct of its business and administration of this Program as it considers desirable. A majority of the members of the Committee shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee shall have the exclusive right to construe the Program and the options issued pursuant to it, correct defects, supply omissions and reconcile inconsistencies to the extent necessary to effectuate the Program and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with this Program to the Committee or the Board of Directors, or for the acts or omissions of any other members of the Committee or the Board of Directors. Subject to the numerical limitations on Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause. Vacancies in the Committee, however caused, may be filled by the Board of Directors if it so desires.

         5. Incentive Stock Options and Nonqualified Stock Options:

            (a) Options issued pursuant to this Program may be either incentive stock options granted pursuant to Section 5(b) hereof or nonqualified stock options granted pursuant to Section 5(c) hereof, as determined by the Committee. An "incentive stock option" is an option which satisfies all of the requirements of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, and a nonqualified stock option is an option which does not satisfy all of those requirements. The Committee may grant both an incentive stock option and a nonqualified stock option to the same person, or more than one of each type of option to the same person. The option price for both incentive stock options and nonqualified stock options issued under this Program shall equal at least the fair market value of the Association Common Stock as of the date of the grant of the option, such fair market value being determined by the Committee in accordance with its interpretation of the requirements of Section 422A of the Code and the regulations thereunder.

            (b) Incentive stock options issued pursuant to this Program shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Incentive stock options shall expire ten years after the date they are granted, unless terminated earlier under the option terms. With respect to incentive stock options granted hereunder prior to January 1, 1987, notwithstanding other provisions hereof, the aggregate fair market value (determined as of the time an incentive stock option is granted) of the stock for which any employee may be granted incentive stock options in any calendar year (under all incentive stock option plans of the Association and its parent and subsidiary corporations) shall not exceed $100,000 plus any unused limit carryover to such year. Notwithstanding the above, with respect to options granted after December 31, 1986, the aggregate fair market value (determined at the time the option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all incentive stock option plans of the optionee's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The unused limit carryover available in any calendar year to any employee shall be determined in accordance with Section 422A(c)(4) of the Code and the regulation thereunder. At the time of granting an incentive stock option hereunder, the Committee may, in its discretion, modify or amend any of the option terms contained in Appendix I for any particular optionee, provided that the option as modified or amended continues to be an incentive stock option. Each of the options granted pursuant to this Section 5(b) is intended, if possible, to be an "incentive stock option" as that term is defined in Section 422A of the Code and the regulations thereunder. In the event this Program or any option granted pursuant to this
Section 5(b) is any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an incentive stock option, this Program and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

            (c) Nonqualified stock options issued pursuant to this Program shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein. Nonqualified stock options shall expire ten years and ten days after the date they are granted, unless terminated earlier under the option terms. At the time of granting a nonqualified stock option hereunder, the Committee may, in its discretion, modify or amend any of the option terms contained in Appendix II for any particular optionee, provided that the option as modified or amended does not expire more than ten years and ten days from the date of its grant and the option price is not less than the fair market value of the Association Common Stock as of the date of such grant.

         (d) Neither the Association nor any present or future Association affiliated or subsidiary corporation, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event an option granted pursuant to Section 5(b) hereof does not qualify as an "incentive stock option" as that term is used in Section 422A of the Code and the regulations thereunder, or in the event any optionee does not obtain the tax benefits of such an incentive stock option, or in the event any option granted pursuant to Section 5(c) hereof is an "incentive stock option".

         6. Modification, Amendment, Suspension and Termination:

            Options shall not be granted pursuant to this Program after the expiration of ten years from and after the date of the adoption of the Program by the Association Board of Directors. The Board of Directors reserves the right at any time, and from time to time, to modify or amend this Program in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect options granted under the Program prior to the actual date on which such action occurred. If a modification or amendment of this Program is required by the Code or the regulations thereunder to be approved by the shareholders of the Association in order to permit the granting of "incentive stock options" (as that term is defined in Section 422A of the Code and regulations thereunder) pursuant to the modified or amended Program, such modification or amendment shall also be approved by the shareholders of the Association in such manner as is prescribed by the Code and the regulations thereunder. If the Board of Directors voluntarily submits a proposed modification, amendment, suspension or termination for shareholder approval, such submission shall not require any future modifications, amendments (whether or not relating to the same provision or subject matter), suspensions or terminations to be similarly submitted for shareholder approval.

         7. Effectiveness of Program:

            This Program shall become effective on the date of its adoption by the Association Board of Directors subject, however, to approval by the shareholders of the Association in such manner as is prescribed by the Code and the regulations thereunder. Options may be granted under this Program prior to obtaining such approval, provided such options shall not be exercisable until such approval is obtained.

         8. General Conditions:

            (a) Nothing contained in this Program or any option granted pursuant to this Program shall confer upon any employee the right to continue in the employ of the Association or any present or future Association affiliated and subsidiary corporation or interfere in any way with the rights of the Association and any Association affiliated or subsidiary corporation to terminate his employment in any way.

            (b) Corporate action constituting an offer of stock for sale to any employee under the terms of the options to be granted hereunder shall be deemed completed as of the date when the Committee authorizes the grant of the option to the employee, regardless of when the option is actually delivered to the employee or acknowledged or agreed to by him.

            (c) The term "subsidiary corporation" as used throughout this Program, and the options granted pursuant to this Program, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422A(b) of the Code, and the Association shall be deemed to be the grantor corporation for purposes of applying such meaning.

            (d) References in this Program to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

            (e) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

                             INCENTIVE STOCK OPTION

TO:
   ----------------------------------------------------------------------------
                                      NAME

   ----------------------------------------------------------------------------
                                     ADDRESS

DATE:
     ----------------------------


        You are hereby granted an option, effective as of the date hereof, to
purchase       shares of Common Stock (par value $1.00 per share) of First
Savings and Loan Association of Penns Grove (the "Association") at a price of
$        per share pursuant to the Association's Employee Stock Compensation
Program (the "Program") adopted by the Association's Board of Directors
effective                 . Your option price is intended to equal at least the
fair market value of the Association's Common Stock as of the date hereof.

        Your option may first be exercised on and after one year from the date of its grant, but not before that time. On and after one year and prior to two years from the date of its grant, your option may be exercised for up to 25% of the total number of shares then subject to the option. On and after two years and prior to three years from the date of its grant, your option may be exercised for up to 50% of the total number of shares then subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Compensation Committee deems in its sole discretion to be similar circumstances). On or after three years and prior to four years from the date of its grant, your option may be exercised for up to 75% of the total number of shares then subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Compensation Committee deems in its sole discretion to be similar circumstances). On and after four years and prior to ten years from the date of its grant, your option may be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Compensation Committee deems in its sole discretion to be similar circumstances). No fractional shares shall be issued or delivered. This option shall terminate and is not exercisable after the expiration of ten years from the date of its grant, except in accordance with the provisions hereof.

                                   Appendix I

        In the event of a "change of control" (as hereinafter defined) of the Association, your option may, from and after the date of the change of control, and notwithstanding the foregoing paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Compensation Committee deems in its sole discretion to be similar circumstances). A "change of control" shall be deemed to have occurred upon the happening of any of the following events:

        (1) A change within a twelve month period in a majority of the members of the Board of Directors of the Association;

        (2) A change within a twelve month period in the holders of more than 50% of the outstanding voting stock of the Association; or

        (3) Any other event deemed to constitute a "change in control" by the Compensation Committee.

        You may exercise your option by giving written notice to the Secretary of the Association on forms supplied by the Association at the Association's then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (i) cash, which may be evidenced by a check; (ii) certificates representing shares of Common Stock of the Association which will be valued by the Secretary of the Association at the mean average between the closing "Bid" and "Asked" prices for the Association's Common Stock quoted in the over-the-counter market on the last previous trading day, accompanied by an assignment of the stock to the Association; or (iii) any combination of cash and shares of the Association's Common Stock valued as provided in clause (ii). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Association, including guarantees of signature(s) where he deems such guarantees necessary or desirable.

        Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Association or an Association subsidiary corporation is terminated other than by reason of disability as defined in Section 105(d)(4) of the Internal Revenue Code of 1986, as amended to the date hereof (the "Code"), or death (but in no event later than ten years from the date this option is granted), whether such termination be voluntary or not. After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by an Association subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be an Association subsidiary corporation, unless you are on that date transferred to the Association or another Association subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Association to an Association subsidiary corporation, or vice versa, or from one Association subsidiary corporation to another Association subsidiary corporation.

        If you die while employed by the Association or an Association subsidiary corporation, your executor or administrator may, at any time within one year after the date of your death (but in no event later than ten years from the date this option is granted), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment by the Association or an Association subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 105(d)(4) of the Code), you or your legal guardian or custodian may at anytime within one year after the date of such termination (but in no event later than ten years from the date this option is granted), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Association prior to being allowed to exercise this option.

        In the event of any change in the outstanding shares of the Association Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price for such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Compensation Committee.

        This option is not transferable, except in the event of disability or death as provided above. During your lifetime, this option is exercisable only by you. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a stockholder of the Association. The Association reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Association deems, in its sole discretion, that such delivery may not be consummated without violating a federal, state, local or securities exchange rule, regulation or law.

        Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

        (1) Until the Program pursuant to which this option is granted is approved by the shareholders of the Association in the manner prescribed by the Code and the regulations thereunder;

        (2) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Association may deem necessary or desirable;

        (3) During any period of time in which the Association deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Association to be legally obligated to issue or sell more shares than the Association is legally entitled to issue or sell; or

        (4) During any period of time while there is outstanding (within the meaning of Section 422A(c)(7) of the Code) any incentive stock option which was granted to you, before the granting of this option, to purchase stock in your employer corporation or in a corporation which (at the time of the granting of this option) is a parent or subsidiary corporation of your employer corporation, or a predecessor corporation of any of such corporations. Notwithstanding the above, with respect to incentive stock options granted after December 31, 1986, the preceding sentence shall not apply. The words and terms contained in this subparagraph (4) are intended to have the same meaning as is ascribed by the Code or the regulations thereunder to any identical or equivalent words or terms contained in Section 422A(b) (7) of the Code.

        The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

        A. The optionee hereby agrees, warrants and represents that he will acquire the Common Stock of the Association to be issued hereunder for his own respective account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common
Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel for the Association to the effect that the proposed transaction will be exempt from such registration. The optionee agrees that, as a condition precedent to the Association's obligation to permit the exercise of this option, the optionee shall execute such instruments, representations, acknowledgments and agreements as the Association may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

        B. The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel for the Association that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state securities laws or upon receipt of an opinion of counsel for the Association that said registration is no longer required.

        The sole purpose of the agreements, warranties, representations and legend set forth in the two preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

        It is the intention of the Association and you that this option shall (if possible) be an "incentive stock option" as that term is used in Section 422A of the Code and the regulations thereunder. In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an "incentive stock option", this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.

         This option shall be subject to the terms of the Program in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Program in effect on the date of this option, the terms of the Program shall govern. This option constitutes the entire understanding between the Association and you with respect to the subject matter hereof and no amendment, modification or be binding upon waiver of this option, in whole or in part, shall the Association unless in writing and signed by the President of the Association. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New Jersey.

        Please sign the copy of this option and return it to Association's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.


                                 FIRST SAVINGS AND LOAN ASSOCIATION
                                 OF PENNS GROVE


                                 By:
                                    --------------------------------


        I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions.


                                     (SEAL)
-------------------------------------      ------------------------------------
              (SIGNATURE)                                (DATE)

                            NONQUALIFIED STOCK OPTION


TO:
   ----------------------------------------------------------------------------
                                      NAME


   ----------------------------------------------------------------------------
                                     ADDRESS


DATE:
     -----------------------------


        You are hereby granted an option, effective as of the date hereof, to
purchase      shares of Common Stock (par value $1.00 per share) of First
Savings and Loan Association of Penns Grove (the "Association") at a price of
$      per share pursuant to the Association's Employee Stock Compensation
Program (the "Program") adopted by the Association's Board of Directors
effective                . Your option price is intended to equal at least the
fair market value of the Association's Common Stock as of the date hereof.

        Your option may first be exercised on and after one year from the date of its grant, but not before that time. On and after one year and prior to two years from the date of its grant, your option may be exercised for up to 25% of the total number of shares then subject to the option. On and after two years and prior to three years from the date of its grant, your option may be exercised for up to 50% of the total number of shares then subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Compensation Committee deems in its sole discretion to be similar circumstances). On or after three years and prior to four years from the date of its grant, your option may be exercised for up to 75% of the total number of shares then subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Compensation Committee deems in its sole discretion to be similar circumstances). On and after four years and prior to ten years and ten days from the date of its grant, your option may be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased by exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Compensation Committee deems in its sole discretion to be similar

                                   Appendix II
circumstances). No fractional shares shall be issued or delivered. This option shall terminate and is not exercisable after the expiration of ten years and ten days from the date of its grant, except in accordance with the provisions hereof.

        In the event of a "change of control" (as hereinafter defined) of the Association, your option may, from and after the date of the change of control, and notwithstanding the foregoing paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Compensation Committee deems in its sole discretion to be similar circumstances). A "change of control" shall be deemed to have occurred upon the happening of any of the following events:

        (1) A change within a twelve month period in a majority of the members of the Board of Directors of the Association;

        (2) A change within a twelve month period in the holders of more than 50% of the outstanding voting stock of the Association; or

        (3) Any other event deemed to constitute a "change in control" by the Compensation Committee.

        You may exercise your option by giving written notice to the Secretary of the Association on forms supplied by the Association at the Association's then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (i) cash, which may be evidenced by a check; (ii) certificates representing shares of Common Stock of the Association which will be valued by the Secretary of the Association at the mean average between the closing "Bid" and "Asked" prices for the Association's Common Stock quoted in the over-the-counter market on the last previous trading day, accompanied by an assignment of the stock to the Association; or (iii) any combination of cash and shares of the Association's Common Stock valued as provided in clause (ii). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Association, including guarantees of signatures) where he deems such guarantees necessary or desirable.

        Your option will, to the extent not previously exercised by you, terminate three months after the date on which your employment by the Association or an Association subsidiary corporation is terminated other than by reason of disability as defined in Section 105(d)(4) of the Internal Revenue Code of 1986, as amended to the date hereof (the "Code"), or death (but in no event later than ten years and ten days from the date this option is granted), whether such termination be voluntary or not. After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated. If you are employed by an Association subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be an Association subsidiary corporation, unless you are on that date transferred to the Association or another Association subsidiary corporation. Your employment shall not be deemed to have terminated if you are transferred from the Association to an Association subsidiary corporation, or vice versa, or from one Association subsidiary corporation to another Association subsidiary corporation.

        If you die while employed by the Association or an Association subsidiary corporation, your executor or administrator may, at any time within one year after the date of your death (but in no event later than ten years and ten days from the date this option is granted), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your employment by the Association or an Association subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 105(d)(4) of the Code), you or your legal guardian or custodian may at anytime within one year after the date of such termination (but in no event later than ten years and ten days from the date this option is granted), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Association prior to being allowed to exercise this option.

        In the event of any change in the outstanding shares of the Association Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Compensation Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price for such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Compensation Committee.

        This option is not transferable, except in the event of disability or death as provided above, and except that this option may be transferred to your spouse and lineal descendants. During your lifetime, this option is exercisable only by you or your permitted transferees. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a stockholder of the Association. The Association reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Association deems, in its sole discretion, that such delivery may not be consummated without violating a federal, state, local or securities exchange rule, regulation or law.

        Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

        (1) Until the Program pursuant to which this option is granted is approved by the shareholders of the Association;

        (2) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Association may deem necessary or desirable;

        (3) During any period of time in which the Association deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Association to be legally obligated to issue or sell more shares than the Association is legally entitled to issue or sell.

        The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

        A. The optionee hereby agrees, warrants and represents that he will acquire the Common Stock of the Association to be issued hereunder for his own respective account for investment purposes only, and not with a view to, or in connection with, any, resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel for the Association to the effect that the proposed transaction will be exempt from such registration. The optionee agrees that, as a condition precedent to the Association's obligation to permit the exercise of this option, the optionee shall execute such instruments, representations, acknowledgments and agreements as the Association may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

        B. The certificates for Common Stock to be issued to to the optionee hereunder shall bear the following legend:

       "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel for the Association that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state securities laws or upon receipt of an opinion of counsel for the Association that said registration is no longer required.

        The sole purpose of the agreements, warranties, representations and legend set forth in the two preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

        It is the intention of the Association and you that this option shall not be an "incentive stock option" as that term is used in Section 422A of the Code and the regulations thereunder.

        This option shall be subject to the terms of the Program in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Program in effect on the date of this option, the terms of the Program shall govern. This option constitutes the entire understanding between the Association and you with respect to the subject matter hereof and no amendment, modification or waiver of this option, in whole or in part, shall be binding upon the Association unless in writing and signed by the President of the Association. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New Jersey.

        Please sign the copy of this option and return it to the Association's Secretary, thereby indicating your understanding of and agreement with its terms and conditions.


                                               FIRST SAVINGS AND LOAN
                                               ASSOCIATION OF PENNS GROVE


                                               By:
                                                  ----------------------------

        I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions.



                                     (SEAL)
-------------------------------------      -----------------------------------
             (SIGNATURE)                                 (DATE)








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